Prospectus Supplement	March 31, 2022

Putnam Global Technology Fund
Prospectuses dated December 30, 2021

Effective April 1, 2022, the following replaces the “Average annual total returns after sales charge” table and related footnotes under the heading “Investments, risks, and performance - Performance”:

Average annual total returns after sales charges (for periods ended 12/31/20)

Share class	1 year	5 years	10 years
Class A before taxes	60.69%	29.45%	19.70%
Class A after taxes on distributions	53.26%	26.65%	18.02%
Class A after taxes on distributions and sale of fund shares	36.60%	23.11%	16.07%
Class C before taxes	68.19%	30.01%	19.50%
Class R before taxes	70.11%	30.67%	20.10%
Class R6 before taxes*	71.06%	31.40%	20.74%
Class Y before taxes	70.91%	31.31%	20.70%
MSCI ACWI Information Technology Index (ND)** (no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	45.61%	26.23%	18.17%
Putnam Global Technology Linked Benchmark***	43.78%	26.06%	18.60%

*	Performance for class R6 shares prior to their inception (5/22/18) is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.
**	As of April 1, 2022, the MSCI ACWI Information Technology Index (ND) replaced the MSCI World Information Technology Index (ND) as the primary benchmark for this fund because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of securities that generally will be held by the fund. The average annual total returns of the MSCI World Information Technology Index (ND) for the one-year, five-year and ten-year periods ending on December 31, 2020 were 43.78%, 26.06% and 18.60%, respectively.
***	The Putnam Global Technology Linked Benchmark represents the performance of the MSCI World Information Technology Index (ND) through March 31, 2022, and the performance of the MSCI ACWI Information Technology Index (ND) thereafter.

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Effective March 1, 2021, class C shares generally convert to class A shares eight years after purchase. Prior to March 1, 2021, class C shares generally converted to class A shares ten years after purchase. Class C share performance does not reflect conversion to class A shares after eight years; had it, returns for the 10-year period would have been higher.

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